SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 11, 2007

                              WINTHROP REALTY TRUST
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

       001-06249                                         34-6513657
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts        02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On September 11, 2007, Winthrop Realty Trust (the "Trust") announced that its Board of Trustees has declared a quarterly dividend of $0.065 per share payable on October 15, 2007 to common shareholders of record on September 28, 2007. The foregoing description is qualified in its entirety by reference to the press release issued September 11, 2007, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      On September 12, 2007, the Trust announced that it had received payment on account of one of its mezzanine loans in its Marc Realty office portfolio. The foregoing description is qualified in its entirety by reference to the press release issued September 12, 2007, which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

            (d) Exhibits

            99.1  Press Release dated September 11, 2007

            99.2  Press Release dated September 12, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of September, 2007.

                                                   WINTHROP REALTY TRUST


                                                   By: /s/ Peter Braverman
                                                       -------------------------
                                                       Peter Braverman
                                                       President